                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 15, 2002
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-13403                84-1032638
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  (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code            (816) 584-5000
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 9.   Regulation FD Disclosure.

     The Company distributed to its stockholders the Notice and Proxy Statement for its Annual Meeting of Stockholders to be held February 6, 2002 and the 2001
Annual Report to Stockholders. Set forth in the 2001 Annual Report to
Stockholders was the following information.

     "Funding the Growth" is a new program to create a Company-wide emphasis on continuing to enhance our industry-leading cost structure. We have targeted
$10,000,000 of annual cost reductions by 2004 through efficiency gains and process improvements. These savings will be deployed primarily to expand marketing support for our brands and to increase profitability.

     We completed a long range business plan and we believe we have established a leadership position in the industry that will allow us to grow our core business at 8-12% per year. This core (or internal) growth has been and will be supplemented with new business through acquisitions, outsourcing, and continued
geographic expansion. This will allow us to continue as one of the fastest growing and most profitable food companies in the markets where we compete.

     AIPC brands have the leading or number two market share position in 28 of the top 50 Nielsen markets in the U.S.

     The statements above regarding anticipated cost savings and expected growth rates are forward-looking and based on current expectations. Actual future results could differ materially from those anticipated by such forward-looking statements. The differences could be caused by a number of factors, included but not limited to the Company's dependence on a limited number of customers for a substantial portion of its revenue, the Company's ability to manage rapid growth, the Company's ability to obtain necessary raw materials and minimize fluctuations in raw material prices, the impact of the highly competitive environment in which the Company operates, reliance exclusively on a single product category, limited experience in the branded retail pasta business, the
Company's ability to attract and retain key personnel, the ability to cost-effectively transport products and the significant risks inherent in the
Company's recent international expansion. For additional discussion of the principal factors that could cause actual results to be materially different, refer to the Company's Annual Report on Form 10-K filed December 26, 2001 with the Securities and Exchange Commission (Commission file No. 001-13403), any amendments thereto and other matters disclosed in the Company's other public filings. The Company will not update any forward-looking statements to reflect future events.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 15, 2002

                                AMERICAN ITALIAN PASTA COMPANY

                                By:  /s/ Warren Schmidgall
                                   ---------------------------------------------
                                Warren Schmidgall,
                                Exec. Vice President and Chief Financial Officer